                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and in my  capacity  as a  Trustee/Director  of
                                                                             -
Oppenheimer  AMT-Free  Municipals,  Oppenheimer  AMT-Free New York Municipals,
Oppenheimer Balanced Fund,  Oppenheimer California Municipal Fund, Oppenheimer
Capital Appreciation Fund,  Oppenheimer Capital Preservation Fund, Oppenheimer
Developing  Markets Fund,  Oppenheimer  Discovery Fund,  Oppenheimer  Emerging
Growth Fund,  Oppenheimer Emerging Technologies Fund,  Oppenheimer  Enterprise
Fund,   Oppenheimer  Global  Fund,   Oppenheimer  Global  Opportunities  Fund,
Oppenheimer   Gold  &  Special   Minerals  Fund,   Oppenheimer   Growth  Fund,
Oppenheimer   International  Growth  Fund,  Oppenheimer   International  Small
Company Fund,  Oppenheimer Money Market Fund, Inc.,  Oppenheimer  Multi-Sector
Income  Trust,   Oppenheimer   Multi-State   Municipal  Trust  (on  behalf  of
Oppenheimer New Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal
Fund and Oppenheimer  Rochester National  Municipal Fund),  Oppenheimer Series
Fund,  Inc.  (on  behalf  of  Oppenheimer   Disciplined  Allocation  Fund  and
Oppenheimer  Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, and proxy statements or other documents in connection thereunder,  and to file the same,  with all  exhibits  thereto,  and  other  documents  in  connection therewith,  with the U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

Clayton K. Yeutter

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and in my  capacity  as a  Trustee/Director  of
                                                                             -
Oppenheimer  AMT-Free  Municipals,  Oppenheimer  AMT-Free New York Municipals,
Oppenheimer Balanced Fund,  Oppenheimer California Municipal Fund, Oppenheimer
Capital Appreciation Fund,  Oppenheimer Capital Preservation Fund, Oppenheimer
Developing  Markets Fund,  Oppenheimer  Discovery Fund,  Oppenheimer  Emerging
Growth Fund,  Oppenheimer Emerging Technologies Fund,  Oppenheimer  Enterprise
Fund,   Oppenheimer  Global  Fund,   Oppenheimer  Global  Opportunities  Fund,
Oppenheimer   Gold  &  Special   Minerals  Fund,   Oppenheimer   Growth  Fund,
Oppenheimer   International  Growth  Fund,  Oppenheimer   International  Small
Company Fund,  Oppenheimer Money Market Fund, Inc.,  Oppenheimer  Multi-Sector
Income  Trust,   Oppenheimer   Multi-State   Municipal  Trust  (on  behalf  of
Oppenheimer New Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal
Fund and Oppenheimer  Rochester National  Municipal Fund),  Oppenheimer Series
Fund,  Inc.  (on  behalf  of  Oppenheimer   Disciplined  Allocation  Fund  and
Oppenheimer  Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, and proxy statements or other documents in connection thereunder,  and to file the same,  with all  exhibits  thereto,  and  other  documents  in  connection therewith,  with the U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

Donald W. Spiro

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and in my  capacity  as a  Trustee/Director  of
                                                                             -
Oppenheimer  AMT-Free  Municipals,  Oppenheimer  AMT-Free New York Municipals,
Oppenheimer Balanced Fund,  Oppenheimer California Municipal Fund, Oppenheimer
Capital Appreciation Fund,  Oppenheimer Capital Preservation Fund, Oppenheimer
Developing  Markets Fund,  Oppenheimer  Discovery Fund,  Oppenheimer  Emerging
Growth Fund,  Oppenheimer Emerging Technologies Fund,  Oppenheimer  Enterprise
Fund,   Oppenheimer  Global  Fund,   Oppenheimer  Global  Opportunities  Fund,
Oppenheimer   Gold  &  Special   Minerals  Fund,   Oppenheimer   Growth  Fund,
Oppenheimer   International  Growth  Fund,  Oppenheimer   International  Small
Company Fund,  Oppenheimer Money Market Fund, Inc.,  Oppenheimer  Multi-Sector
Income  Trust,   Oppenheimer   Multi-State   Municipal  Trust  (on  behalf  of
Oppenheimer New Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal
Fund and Oppenheimer  Rochester National  Municipal Fund),  Oppenheimer Series
Fund,  Inc.  (on  behalf  of  Oppenheimer   Disciplined  Allocation  Fund  and
Oppenheimer  Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, and proxy statements or other documents in connection thereunder,  and to file the same,  with all  exhibits  thereto,  and  other  documents  in  connection therewith,  with the U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

Robert G. Galli

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and in my  capacity  as a  Trustee/Director  of
                                                                             -
Oppenheimer  AMT-Free  Municipals,  Oppenheimer  AMT-Free New York Municipals,
Oppenheimer Balanced Fund,  Oppenheimer California Municipal Fund, Oppenheimer
Capital Appreciation Fund,  Oppenheimer Capital Preservation Fund, Oppenheimer
Developing  Markets Fund,  Oppenheimer  Discovery Fund,  Oppenheimer  Emerging
Growth Fund,  Oppenheimer Emerging Technologies Fund,  Oppenheimer  Enterprise
Fund,   Oppenheimer  Global  Fund,   Oppenheimer  Global  Opportunities  Fund,
Oppenheimer   Gold  &  Special   Minerals  Fund,   Oppenheimer   Growth  Fund,
Oppenheimer   International  Growth  Fund,  Oppenheimer   International  Small
Company Fund,  Oppenheimer Money Market Fund, Inc.,  Oppenheimer  Multi-Sector
Income  Trust,   Oppenheimer   Multi-State   Municipal  Trust  (on  behalf  of
Oppenheimer New Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal
Fund and Oppenheimer  Rochester National  Municipal Fund),  Oppenheimer Series
Fund,  Inc.  (on  behalf  of  Oppenheimer   Disciplined  Allocation  Fund  and
Oppenheimer  Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, and proxy statements or other documents in connection thereunder,  and to file the same,  with all  exhibits  thereto,  and  other  documents  in  connection therewith,  with the U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

Phillip A. Griffiths

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

NOTE:  Mary Miller is only a  Director/Trustee  of the following  funds listed
----
in her Power of  Attorney.  She will have to be elected as a  Director/Trustee to the remaining Board I Funds by a shareholder meeting.

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and in my  capacity  as a  Trustee/Director  of
                                                                             -
Oppenheimer  AMT-Free New York Municipals,  Oppenheimer  California  Municipal
Fund,  Oppenheimer  Capital  Appreciation  Fund,  Oppenheimer  Discovery Fund,
Oppenheimer  Emerging Growth Fund,  Oppenheimer  Emerging  Technologies  Fund,
Oppenheimer  Global  Opportunities  Fund,  Oppenheimer Gold & Special Minerals
Fund,   Oppenheimer   Growth  Fund,   Oppenheimer  Money  Market  Fund,  Inc.,
Oppenheimer  Multi-Sector  Income  Trust,  Oppenheimer  Series Fund,  Inc. (on
behalf of Oppenheimer  Disciplined Allocation Fund and Oppenheimer Value Fund)
and  Oppenheimer  U.S.  Government  Trust,  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

Mary Miller

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and  in my  capacity  as a  Trustee/Director  of
Oppenheimer  AMT-Free  Municipals,   Oppenheimer  Balanced  Fund,  Oppenheimer
Capital Preservation Fund,  Oppenheimer  Developing Markets Fund,  Oppenheimer
Enterprise Fund,  Oppenheimer Global Fund,  Oppenheimer  International  Growth
Fund, Oppenheimer  International Small Company Fund,  Oppenheimer  Multi-State
Municipal  Trust  (on  behalf  of  Oppenheimer  New  Jersey   Municipal  Fund,
Oppenheimer  Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National
Municipal  Fund),  to sign on my behalf  any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto, and other  documents in connection  therewith,  with the U.S.  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this   10th   day of November, 2004
            -------        --------

Mary Miller

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and in my  capacity  as a  Trustee/Director  of
                                                                             -
Oppenheimer  AMT-Free  Municipals,  Oppenheimer  AMT-Free New York Municipals,
Oppenheimer Balanced Fund,  Oppenheimer California Municipal Fund, Oppenheimer
Capital Appreciation Fund,  Oppenheimer Capital Preservation Fund, Oppenheimer
Developing  Markets Fund,  Oppenheimer  Discovery Fund,  Oppenheimer  Emerging
Growth Fund,  Oppenheimer Emerging Technologies Fund,  Oppenheimer  Enterprise
Fund,   Oppenheimer  Global  Fund,   Oppenheimer  Global  Opportunities  Fund,
Oppenheimer   Gold  &  Special   Minerals  Fund,   Oppenheimer   Growth  Fund,
Oppenheimer   International  Growth  Fund,  Oppenheimer   International  Small
Company Fund,  Oppenheimer Money Market Fund, Inc.,  Oppenheimer  Multi-Sector
Income  Trust,   Oppenheimer   Multi-State   Municipal  Trust  (on  behalf  of
Oppenheimer New Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal
Fund and Oppenheimer  Rochester National  Municipal Fund),  Oppenheimer Series
Fund,  Inc.  (on  behalf  of  Oppenheimer   Disciplined  Allocation  Fund  and
Oppenheimer  Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, and proxy statements or other documents in connection thereunder,  and to file the same,  with all  exhibits  thereto,  and  other  documents  in  connection therewith,  with the U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

Joel W. Motley

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and in my  capacity  as a  Trustee/Director  of
                                                                             -
Oppenheimer  AMT-Free  Municipals,  Oppenheimer  AMT-Free New York Municipals,
Oppenheimer Balanced Fund,  Oppenheimer California Municipal Fund, Oppenheimer
Capital Appreciation Fund,  Oppenheimer Capital Preservation Fund, Oppenheimer
Developing  Markets Fund,  Oppenheimer  Discovery Fund,  Oppenheimer  Emerging
Growth Fund,  Oppenheimer Emerging Technologies Fund,  Oppenheimer  Enterprise
Fund,   Oppenheimer  Global  Fund,   Oppenheimer  Global  Opportunities  Fund,
Oppenheimer   Gold  &  Special   Minerals  Fund,   Oppenheimer   Growth  Fund,
Oppenheimer   International  Growth  Fund,  Oppenheimer   International  Small
Company Fund,  Oppenheimer Money Market Fund, Inc.,  Oppenheimer  Multi-Sector
Income  Trust,   Oppenheimer   Multi-State   Municipal  Trust  (on  behalf  of
Oppenheimer New Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal
Fund and Oppenheimer  Rochester National  Municipal Fund),  Oppenheimer Series
Fund,  Inc.  (on  behalf  of  Oppenheimer   Disciplined  Allocation  Fund  and
Oppenheimer  Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, and proxy statements or other documents in connection thereunder,  and to file the same,  with all  exhibits  thereto,  and  other  documents  in  connection therewith,  with the U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

Kenneth A. Randall

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and in my  capacity  as a  Trustee/Director  of
                                                                             -
Oppenheimer  AMT-Free  Municipals,  Oppenheimer  AMT-Free New York Municipals,
Oppenheimer Balanced Fund,  Oppenheimer California Municipal Fund, Oppenheimer
Capital Appreciation Fund,  Oppenheimer Capital Preservation Fund, Oppenheimer
Developing  Markets Fund,  Oppenheimer  Discovery Fund,  Oppenheimer  Emerging
Growth Fund,  Oppenheimer Emerging Technologies Fund,  Oppenheimer  Enterprise
Fund,   Oppenheimer  Global  Fund,   Oppenheimer  Global  Opportunities  Fund,
Oppenheimer   Gold  &  Special   Minerals  Fund,   Oppenheimer   Growth  Fund,
Oppenheimer   International  Growth  Fund,  Oppenheimer   International  Small
Company Fund,  Oppenheimer Money Market Fund, Inc.,  Oppenheimer  Multi-Sector
Income  Trust,   Oppenheimer   Multi-State   Municipal  Trust  (on  behalf  of
Oppenheimer New Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal
Fund and Oppenheimer  Rochester National  Municipal Fund),  Oppenheimer Series
Fund,  Inc.  (on  behalf  of  Oppenheimer   Disciplined  Allocation  Fund  and
Oppenheimer  Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, and proxy statements or other documents in connection thereunder,  and to file the same,  with all  exhibits  thereto,  and  other  documents  in  connection therewith,  with the U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

Edward V. Regan

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me  and in my  capacity  as a  Trustee/Director  of
                                                                             -
Oppenheimer  AMT-Free  Municipals,  Oppenheimer  AMT-Free New York Municipals,
Oppenheimer Balanced Fund,  Oppenheimer California Municipal Fund, Oppenheimer
Capital Appreciation Fund,  Oppenheimer Capital Preservation Fund, Oppenheimer
Developing  Markets Fund,  Oppenheimer  Discovery Fund,  Oppenheimer  Emerging
Growth Fund,  Oppenheimer Emerging Technologies Fund,  Oppenheimer  Enterprise
Fund,   Oppenheimer  Global  Fund,   Oppenheimer  Global  Opportunities  Fund,
Oppenheimer   Gold  &  Special   Minerals  Fund,   Oppenheimer   Growth  Fund,
Oppenheimer   International  Growth  Fund,  Oppenheimer   International  Small
Company Fund,  Oppenheimer Money Market Fund, Inc.,  Oppenheimer  Multi-Sector
Income  Trust,   Oppenheimer   Multi-State   Municipal  Trust  (on  behalf  of
Oppenheimer New Jersey  Municipal  Fund,  Oppenheimer  Pennsylvania  Municipal
Fund and Oppenheimer  Rochester National  Municipal Fund),  Oppenheimer Series
Fund,  Inc.  (on  behalf  of  Oppenheimer   Disciplined  Allocation  Fund  and
Oppenheimer  Value Fund) and Oppenheimer U.S.  Government Trust, to sign on my behalf  any and all  Registration  Statements  (including  any  post-effective amendments to Registration  Statements)  under the Securities Act of 1933, the
Investment  Company Act of 1940 and any  amendments and  supplements  thereto, and proxy statements or other documents in connection thereunder,  and to file the same,  with all  exhibits  thereto,  and  other  documents  in  connection therewith,  with the U.S.  Securities and Exchange  Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

Russell S. Reynolds, Jr

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for  me  and  in my  capacity  as  President,  Principal
Executive  Officer &  Trustee/Director  of  Oppenheimer  AMT-Free  Municipals,
Oppenheimer   AMT-Free  New  York  Municipals,   Oppenheimer   Balanced  Fund,
Oppenheimer  California Municipal Fund, Oppenheimer Capital Appreciation Fund,
Oppenheimer Capital  Preservation Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery Fund,  Oppenheimer  Emerging  Growth Fund,  Oppenheimer
Emerging Technologies Fund,  Oppenheimer  Enterprise Fund,  Oppenheimer Global
Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &  Special
Minerals  Fund,  Oppenheimer  Growth Fund,  Oppenheimer  International  Growth
Fund,  Oppenheimer  International Small Company Fund, Oppenheimer Money Market
Fund, Inc.,  Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State
Municipal  Trust  (on  behalf  of  Oppenheimer  New  Jersey   Municipal  Fund,
Oppenheimer  Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National
Municipal  Fund),  Oppenheimer  Series Fund,  Inc.  (on behalf of  Oppenheimer
Disciplined  Allocation Fund and Oppenheimer  Value Fund) and Oppenheimer U.S.
Government  Trust,  to sign on my behalf any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto, and other  documents in connection  therewith,  with the U.S.  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

John V. Murphy

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints Phillip  Gillespie,  Mitchell J. Lindauer and Dina Lee each as my true and lawful  attorney-in-fact  and agent,  with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Treasurer,  Principal,
Financial  and  Accounting   Officer  of  Oppenheimer   AMT-Free   Municipals,
Oppenheimer   AMT-Free  New  York  Municipals,   Oppenheimer   Balanced  Fund,
Oppenheimer  California Municipal Fund, Oppenheimer Capital Appreciation Fund,
Oppenheimer Capital  Preservation Fund,  Oppenheimer  Developing Markets Fund,
Oppenheimer  Discovery Fund,  Oppenheimer  Emerging  Growth Fund,  Oppenheimer
Emerging Technologies Fund,  Oppenheimer  Enterprise Fund,  Oppenheimer Global
Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &  Special
Minerals  Fund,  Oppenheimer  Growth Fund,  Oppenheimer  International  Growth
Fund,  Oppenheimer  International Small Company Fund, Oppenheimer Money Market
Fund, Inc.,  Oppenheimer  Multi-Sector Income Trust,  Oppenheimer  Multi-State
Municipal  Trust  (on  behalf  of  Oppenheimer  New  Jersey   Municipal  Fund,
Oppenheimer  Pennsylvania  Municipal Fund and Oppenheimer  Rochester  National
Municipal  Fund),  Oppenheimer  Series Fund,  Inc.  (on behalf of  Oppenheimer
Disciplined  Allocation Fund and Oppenheimer  Value Fund) and Oppenheimer U.S.
Government  Trust,  to sign on my behalf any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments and supplements  thereto,  and proxy  statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto, and other  documents in connection  therewith,  with the U.S.  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 6th   day of October, 2004
           -----        -------

Brian W. Wixted

Witness:
         ---------------------------
        Kathleen Ives
        Assistant Secretary

                              POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Phillip S. Gillespie and Kathleen T. Ives and each of them, his true and lawful  attorneys-in-fact  and agents, with full power of substitution and resubstitution,  for  him  and  in his  capacity  as  Trustee/Director  and/or officer of Oppenheimer  AMT-Free New York Municipals,  Oppenheimer  California
Municipal Fund,  Oppenheimer Capital Appreciation Fund,  Oppenheimer Discovery
Fund,  Oppenheimer  Global  Opportunities  Fund,  Oppenheimer  Gold &  Special
Minerals Fund,  Oppenheimer Growth Fund,  Oppenheimer Money Market Fund, Inc.,
Oppenheimer  Multi-Sector  Income Trust, and Oppenheimer  Series Fund, Inc. on
behalf  of each of its  series  Oppenheimer  Disciplined  Allocation  Fund and
Oppenheimer  Value  Fund,  to sign  on his  behalf  any  and all  Registration
Statements   (including   any   post-effective   amendments  to   Registration
Statements)  under the Securities  Act of 1933 and the Investment  Company Act
of 1940 and any amendments and supplements  thereto, any filings on Form N-14, and other  documents in  connection  thereunder,  and Forms 3, 4 and 5, and to file the same,  with all exhibits  thereto,  and other documents in connection
therewith,   with  the  United  States  Securities  and  Exchange  Commission,
granting unto said  attorneys-in-fact and agents, and each of them, full power and  authority  to do and perform each and every act and thing  requisite  and necessary  to be done in and about the  premises,  as fully as to all  intents and  purposes  as he  might  or  could  do in  person,  hereby  ratifying  and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 4th day of January, 2005

/s/ Matthew P. Fink
---------------------------------------------------------
Matthew P. Fink

Witness: /s/ W. Wayne Miao
-----------------------------------------------------------
         W. Wayne Miao, Assistant Secretary